Exhibit 10.11

                               PLACEMENT AGREEMENT



                  THIS PLACEMENT AGREEMENT dated March 20, 1997 among MONTGOMERY COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Issuer"), NEOSE TECHNOLOGIES, INC. (the "Borrower") and CORESTATES CAPITAL MARKETS, A DIVISION OF CORESTATES BANK, N.A., as Placement Agent (the "Placement Agent").

                  A. The Issuer is issuing its Federally Taxable Variable Rate Demand Revenue Bonds (Neose Technologies, Inc. Project) Series B of 1997 in the aggregate principal amount of $8,400,000 (the "Bonds") pursuant to a Trust Indenture, dated as of March 1, 1997 (the "Indenture") between the Issuer and Dauphin Deposit Bank and Trust Company, as trustee (the "Trustee").

                  B. Pursuant to a Loan Agreement, dated as of March 1, 1997 between the Issuer and the Borrower (the "Loan Agreement"), the proceeds of the Bonds, together with other funds available for the purpose, are being applied to finance the costs of: (i) the acquisition, improvement and equipping of a facility which will be used for the development and pilot production of complex carbohydrates for research and development relating to a variety of health care applications located at 102 Witmer Road, Horsham, Pennsylvania; and (ii) payment of a portion of the costs of issuance of the Bonds (the "Project") to be owned by the Borrower. Under the Loan Agreement, the Borrower is obligated to make payments to the Trustee in amounts and at the times sufficient to pay, when due, the principal of, premium, if any, on and interest on the Bonds.

                  C. The Bonds will initially be issued in the Weekly Mode and bear interest at a Weekly Rate as provided in the Indenture (such terms being used herein as defined in the Indenture). Subject to and upon compliance with the terms of the Bonds and the Indenture, the Bonds may be tendered for purchase upon demand of the owners thereof. The Bonds will also be subject to mandatory tender for purchase under certain circumstances as provided in the Indenture. The Issuer has appointed CoreStates Capital Markets, a division of CoreStates Bank, N.A. as remarketing agent (including any successor in such capacity, the "Remarketing Agent") under the Indenture for the purpose of remarketing Bonds which have been optionally tendered for purchase pursuant to the terms and conditions set forth in the Indenture. In connection with such appointment, the Borrower and the Remarketing Agent have entered into a Remarketing Agreement, dated as of March 1, 1997 (the "Remarketing Agreement").

                  D. The Bonds are being issued pursuant to one or more resolutions adopted by the Issuer on March 5, 1997 (the "Resolution") and are secured by an assignment by the Issuer under the Indenture of: (i) the Issuer's rights under the Loan Agreement to receive loan payments corresponding in time and amounts to the payments of principal of, premium, if any, on and interest on the Bonds; and (ii) the Issuer's rights to all moneys and investments held from time to time in the Project Fund and the Bond Fund created under the Indenture.


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                  E. In order to facilitate the placement of the Bonds, the
Borrower will cause to be delivered to the Trustee an Irrevocable Letter of Credit (the "Letter of Credit") issued by CoreStates Bank, N.A. (as issuer of the Letter of Credit, the "Bank") under which the Trustee will be authorized to draw up to: (1) an amount equal to the principal of the Bonds outstanding: (i) to pay the principal of the Bonds when due at maturity or upon redemption or acceleration; or (ii) to pay the portion of the purchase price of Bonds tendered for purchase pursuant to the Indenture corresponding to the principal of such Bonds to the extent remarketing proceeds are not available for such purpose; plus (2) an amount equal to 46 days accrued interest on the Bonds at a maximum rate of 15% per annum: (i) to pay interest on the Bonds when due; or (ii) to pay the portion of the purchase price of Bonds tendered for purchase pursuant to the Indenture corresponding to the accrued interest, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose. The Letter of Credit is being issued pursuant to a Participation and Reimbursement Agreement, dated as of March 1, 1997 (the "Participating Bank Agreement") between the Bank and Jefferson Bank (the "Participating Bank"), pursuant to which the Bank will be entitled, among other things, to reimbursement, with interest, for all draws under the Letter of Credit.

                  F. To provide for the execution of the Participating Bank Agreement, the Borrower will enter into a Reimbursement Agreement, dated as of March 1, 1997 (the "Reimbursement Agreement") with the Participating Bank pursuant to which the Borrower will be obligated to reimburse the Participating Bank, with interest for all draws under the Letter of Credit and/or all advances made by the Participating Bank to the Bank under the Participating Bank Agreement. The Borrower's obligations to the Participating Bank under the Reimbursement Agreement will be evidenced by a Note, dated as of March 1, 1997 delivered by the Borrower to the Participating Bank (the "Note") and secured by:
(i) a mortgage, assignment of leases and security agreement delivered by the Borrower to the Participating Bank covering the Project; (ii) an assignment of leases by the Borrower to the Participating Bank with respect to all leases of the Project; and (iii) a security agreement between the Borrower and the Participating Bank creating a first lien security interest in, among other things, the assets of the Borrower and the equipment included in the Project. The Participating Bank's obligations under the Participating Bank Agreement and the Borrower's obligations under the Reimbursement Agreement are secured by a Pledge, Security and Indemnification Agreement, dated as of March 1, 1997 (the "Pledge Agreement") between the Borrower, the Participating Bank and the Bank.

                  G. The Bonds are limited obligations of the Issuer and are payable solely from payments made by the Borrower under the Loan Agreement, from drawings under the Letter of Credit and from other moneys available for such purpose under and in accordance with the Indenture. Neither the general credit nor the taxing power of the Issuer, the Commonwealth of Pennsylvania, the County of Montgomery, Pennsylvania or any political subdivision thereof is pledged to the payment of the Bonds, and the Bonds shall not be or be deemed to be a general obligation of the Issuer or an obligation of the Commonwealth of Pennsylvania, the County of Montgomery, Pennsylvania or any political subdivision thereof. The Issuer has no taxing power.

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                  H. It is intended that, in reliance on the support of the
Bonds by the Letter of Credit issued by the Bank, the Placement Agent may arrange for the placement and sale of the Bonds without registration under the Securities Act of 1933, as amended (the "Securities Act").

                  I. The Borrower acknowledges that the Issuer is selling the Bonds and the Placement Agent is arranging for the placement and sale of the Bonds to certain purchasers (the "Purchasers") in reliance on the representations, covenants and indemnities set forth herein. A Preliminary Placement Memorandum, dated March 10, 1997 (including the Appendices thereto, the "Preliminary Placement Memorandum") has been prepared for use in such placement and has been delivered to the parties to this Placement Agreement. The Preliminary Placement Memorandum as it may be amended or supplemented as of the Closing Date (hereinafter defined) is herein referred to as the "Final Placement Memorandum", and the Preliminary Placement Memorandum and the Final Placement Memorandum are herein referred to collectively as the "Placement Memorandum".

                  J. The professional advisors referred to in this Placement Agreement are:

                  Bond Counsel:          Ballard Spahr Andrews & Ingersoll
                                         Philadelphia, Pennsylvania

                  Issuer Counsel:        McGrory Wentz Fernandez & O'Hara
                                         Norristown, Pennsylvania


                  Borrower               Ballard Spahr Andrews & Ingersoll
                  Counsel:               Philadelphia, Pennsylvania


                  Bank Counsel:          Pepper, Hamilton & Scheetz LLP
                                         Philadelphia, Pennsylvania

                  Participating          Kassab Archbold & O'Brien, L.L.P.
                  Bank Counsel:          Media, Pennsylvania  19063

                  Placement              Kassab Archbold & O'Brien, L.L.P.
                  Agent Counsel:         Media, Pennsylvania  19063

                  K. The Issuer and the Borrower desire the Placement Agent to arrange for the sale of the Bonds to the Purchasers or other initial purchasers, according to the terms and subject to the conditions set forth or described herein.

                  NOW, THEREFORE, in consideration of the covenants herein contained and intending to be legally bound, the Issuer, the Borrower and the Placement Agent hereby agree as follows:

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                  Section 1. Definitions. Capitalized terms and phrases used and defined herein shall have the meanings set forth herein. Capitalized terms and phrases used and not defined herein shall have the respective meanings ascribed to such terms in the Indenture, unless different meanings clearly appear from the context.

                  Section 2. Placement of Bonds. The Placement Agent will use its best efforts to arrange for the placement of the Bonds with the Purchasers, at a purchase price of 100% of the principal amount of the Bonds, payable in immediately available funds on the date (the "Closing Date") of closing ("Closing") of the original issuance and initial authentication of the Bonds. The Closing Date shall be March 20, 1997 or such other date as is mutually agreed upon by the Issuer, the Borrower, the Bank, the Participating Bank and the Placement Agent.

                  Section 3. Fees. The Borrower shall pay to the Placement Agent on the Closing Date a fee equal to one percent (1.0%) of the principal amount of Bonds placed by it with the Purchasers, plus to or for the account of the Placement Agent any and all reasonable expenses of the Placement Agent.

                  Section 4. Representations of Issuer. In consideration of the foregoing and to induce the Placement Agent to privately place the Bonds, the Issuer hereby represents to the Placement Agent and for the benefit of the Purchasers that:

                           (a) The Issuer is a public instrumentality and a body corporate and politic of the Commonwealth of Pennsylvania organized and existing under the Pennsylvania Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented (the "Act"). Under the Act and by the Resolution, the Issuer has full power and authority to undertake the financing of the Project, to execute, deliver and perform its obligations under the Indenture, the Loan Agreement and this Placement Agreement, and to issue and deliver the Bonds.

                           (b) The Issuer has duly adopted the Resolution and authorized the Indenture, the Loan Agreement and this Placement Agreement, the issuance of the Bonds, and all actions necessary or appropriate to carry out the same, and each such document, when executed and delivered by the Issuer, will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws or equitable principles affecting the enforcement of creditors' rights generally.

                           (c) The execution, delivery and performance by the Issuer of the Indenture, the Loan Agreement and this Placement Agreement, and the issuance and delivery of the Bonds, will not violate or conflict with any provision of the Constitution of the Commonwealth of Pennsylvania or any applicable statute (including the Act), or any rule, order, regulation, judgment or decree of any court, agency or other governmental or administrative board or body to which the Issuer is subject, or conflict with or constitute a

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         breach of or a default under any indenture, mortgage, deed of trust, agreement or other instrument to which the Issuer is a party or by which it is bound.

                           (d) No additional or further approval, consent or authorization of any governmental or public body or agency not already obtained prior to the issuance of the Bonds is required to be obtained by the Issuer in connection with the entering into and performing of its obligations under the Indenture, the Loan Agreement and this Placement Agreement and the issuance and delivery of the Bonds.

                           (e) There is no action, suit, proceeding, investigation or inquiry by or before any court, agency or other governmental or administrative board or body pending or, to the knowledge of the Issuer, threatened challenging or contesting the powers of the Issuer, the authorization of any members, directors or officers of the Issuer to act in their respective capacities, the issuance of the Bonds, the validity or enforceability of the Indenture, the Loan Agreement or this Placement Agreement, or the performance by the Issuer of any of its obligations thereunder.

                           (f) The information under the caption "THE ISSUER" in the Placement Memorandum is correct and complete, and the Issuer has approved and authorized the use of the Placement Memorandum by the Placement Agent.

The foregoing representations shall survive Closing.

                  Section 5. Representations of Borrower. In consideration of the foregoing, to induce the Issuer to issue the Bonds and to induce the Placement Agent to arrange for the private placement of the Bonds, the Borrower hereby represents and warrants to the Issuer and the Placement Agent and for the benefit of the Purchasers that:

                           (a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware, qualified to do business in the Commonwealth of Pennsylvania, with full power and authority to undertake the financing of the Project as contemplated by this Placement Agreement and the Placement Memorandum, to execute and deliver the Loan Agreement, the Reimbursement Agreement, the Note, the Pledge Agreement, the Remarketing Agreement, this Placement Agreement and all other documents delivered by the Borrower in connection with the financing of the Project and to perform its obligations thereunder.

                           (b) The Borrower has duly executed and delivered the Loan Agreement, the Reimbursement Agreement, the Note, the Pledge Agreement, the Remarketing Agreement, this Placement Agreement and all other documents delivered by the Borrower in connection with the financing of the Project, and to the best of the Borrower's knowledge, no approval or other action by any governmental or administrative board or body is required

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         in connection with the execution, delivery or performance by the
         Borrower of the same, except such as have been obtained.

                           (c) The execution and delivery by the Borrower of the Loan Agreement, the Reimbursement Agreement, the Note, the Pledge Agreement, the Remarketing Agreement, this Placement Agreement and all other documents delivered by the Borrower in connection with the financing of the Project, have been duly authorized by the Borrower, and each such document, when executed and delivered by the Borrower, to the best of the Borrower's knowledge, will constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws or equitable principles affecting the enforcement of creditors' rights generally and rights to indemnity may be limited by applicable law.

                           (d) To the best of the Borrower's knowledge, neither the entering into nor the performance by the Borrower of the Loan Agreement, the Reimbursement Agreement, the Note, the Pledge Agreement, the Remarketing Agreement, this Placement Agreement or any other document delivered by the Borrower in connection with the financing of the Project will violate or conflict with any provision of any statute or any rule, order, regulation, judgment or decree of any court, agency or other governmental or administrative board or body to which the Borrower is subject, or violate, conflict with or constitute a breach of or default under any provision of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound.

                           (e) To the best of the Borrower's knowledge, all licenses, consents, approvals or authorizations of any federal, state or local governmental agency required on the part of the Borrower to be obtained in connection with the execution and delivery of the Loan Agreement, the Reimbursement Agreement, the Note, the Pledge Agreement, the Remarketing Agreement and this Placement Agreement, the performance by the Borrower of its obligations thereunder and the Borrower's consummation of the transactions contemplated thereby and by the Placement Memorandum, have been duly obtained, and the Borrower has complied with all applicable provisions of law requiring any designation, declaration, filing, registration or qualification with any governmental authority in connection therewith; it being understood that the Borrower has obtained, or prior to the commencement of acquisition, construction and/or equipping of each component of the Project will obtain, all licenses, consents, approvals and authorizations of any and all federal, state or local governmental authorities required on the part of the Borrower to be obtained in connection with the acquisition, construction and/or equipping of such component of the Project, and that the Borrower has no reason to believe that it will not be able to obtain, when required, all further governmental licenses, consents, approvals and authorizations necessary for the acquisition, construction, equipping and/or operation of the Project as contemplated

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         by the Loan Agreement and any and all other documents delivered by the
         Borrower in connection with the financing of the Project.

                           (f) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the knowledge of the Borrower, threatened against the Borrower wherein an unfavorable decision, ruling or finding would have a material adverse effect on the financial condition of the Borrower, the acquisition, construction and/or equipping of the Project, the transactions contemplated by this Placement Agreement and the Placement Memorandum, the validity or enforceability of the Loan Agreement, the Reimbursement Agreement, the Note, the Pledge Agreement, the Remarketing Agreement, this Placement Agreement or any other document delivered by the Borrower in connection with the financing of the Project or the existence or powers of the Borrower. There is no existing violation by the Borrower of any applicable statute, rule, order or regulation of any governmental body which could materially and adversely affect the financial condition or operations of the Borrower or the Project.

                           (g) The Preliminary Placement Memorandum is final as of its date except for the omission of the ratings, the placement fee and the issuance and delivery dates for the Bonds. The information set forth in the Placement Memorandum under the caption "THE BORROWER" does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading. Furthermore, nothing has come to the Borrower's attention that leads it to believe that the Placement Memorandum (other than the information contained therein under the caption "THE ISSUER" and in Appendix A thereto with respect to which no representation is made) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Borrower hereby approves and authorizes the use of the Preliminary Placement Memorandum and the Placement Memorandum by the Placement Agent.

The foregoing representations and warranties shall survive Closing.

                  Section 6.  Covenants of Issuer.  The Issuer covenants that:

                           (a) The Issuer will cooperate with the Placement Agent in the qualification of the Bonds (and, if necessary, any other security contemplated by this Placement Agreement and the Placement Memorandum) for offering and sale in, and the determination of their eligibility for investment under the laws of, such jurisdictions as the Placement Agent shall designate, provided that the Issuer shall not be required to qualify to do business or consent to service of process in any state or jurisdiction other than the Commonwealth of Pennsylvania and the Issuer's out-of-pocket costs shall be paid out of the Bond proceeds or otherwise provided for.


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                           (b) The Issuer will refrain from taking any action,
         with regard to which it may exercise control, that would result in the loss of the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

                  Section 7. Covenants of Borrower. The Borrower covenants that:

                           (a) The Borrower will provide to the Placement Agent not later than March 20, 1997 the Final Placement Memorandum in such quantity as the Placement Agent may reasonably request, and will use its best efforts to amend the Final Placement Memorandum if and as necessary so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (b) The Borrower will promptly notify the Placement Agent of any material adverse change with respect to the financing of the Project as contemplated by this Placement Agreement and the Placement Memorandum or with respect to its business, properties or financial condition, occurring before Closing which would require a change in the Placement Memorandum in order to make the information contained therein not misleading in connection with the placement of the Bonds.

                           (c) The Borrower will cooperate with the Placement Agent in the qualification of the Bonds (and, if necessary, any other security contemplated by this Placement Agreement or the Placement Memorandum) for offering and sale in, and the determination of their eligibility for investment under the laws of, such jurisdictions as the Placement Agent shall designate; provided that the Borrower shall not be required to qualify to do business under the laws of any jurisdiction where it is not now so qualified or to file any general consent to service of process where it is not now so subject.

                           (d) The Borrower will refrain from taking any action, or voluntarily permitting any action to be taken, that results in the loss of the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

                           (e) To the extent permitted by applicable law, the Borrower will indemnify, hold harmless, protect and defend the Issuer and its members, directors, officers and employees, past, present and future, and the Placement Agent and its directors, officers and employees, past, present and future, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act (hereinafter collectively called the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses whatsoever arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Placement Memorandum under the caption "THE BORROWER" or in the second paragraph under the caption "LITIGATION" or any omission or alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; or

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         (ii) an allegation or determination that registration under the
         Securities Act was required in connection with the issuance, placement or sale of the Bonds or that the Indenture should have been qualified under the Trust Indenture Act of 1939, as amended. In case any action or claim shall be brought or asserted against one or more of the Indemnified Parties with respect to the matters subject to the indemnity provided by this Section, the Indemnified Party or Parties shall promptly notify the Borrower in writing, and the Borrower shall promptly assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party or Parties and the payment of all expenses. Any one or more of the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the employment thereof has been specifically authorized by the Borrower in writing; (ii) the Borrower has failed to assume promptly the defense and employ counsel reasonably satisfactory to such Indemnified Party or Parties; or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party or Parties and the Borrower, and such Indemnified Party or Parties shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Borrower (in which case the Borrower shall not have the right to assume the defense of such action on behalf of such Indemnified Party or Parties), in any of which events such fees and expenses shall be borne by the Borrower. The Borrower shall not be liable for any settlement of such action effected without its consent (such consent not to be unreasonably withheld), but if settled with the consent of the Borrower, or if there is final judgement for the plaintiff in any such action with or without consent, the Borrower agrees to indemnify and hold harmless the Indemnified Party or Parties from and against any loss or liability by reason of settlement or judgement. The indemnity provided in this
         Section includes reimbursement for expenses incurred by the Indemnified Parties in investigating the claim and in defending it in accordance with the terms of this Section. The indemnity provided in this Section shall survive Closing.

                           (f) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (e) of this Section is due in accordance with its terms but is for any reason unavailable or insufficient, the Borrower shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the Placement Agent may be subject in such proportion so that the Borrower bears them in a portion that considers the benefits received by the Borrower from the placement of the Bonds, the Borrower's knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct or prevent any statement or omission and any other equitable considerations appropriate under the circumstances; and no person (including the Placement Agent) guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls the Placement Agent within the

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         meaning of Section 15 of the Securities Act shall have the same rights as the Placement Agent. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the Borrower under this paragraph, notify the Borrower, but the omission so to notify the Borrower shall not relieve the Borrower from any other obligation it may have hereunder or otherwise under this paragraph.

                  Section 8. Conditions of Closing. The placement of the Bonds with the initial purchasers thereof is subject to fulfillment of the following conditions at or before Closing:

                           (a) The Issuer's and the Borrower's representations hereunder shall be true on and as of the Closing Date and shall be confirmed by certificates at Closing.

                           (b) Neither the Issuer nor the Borrower shall have defaulted in any of their covenants hereunder.

                           (c) The Placement Agent shall have received:

                                (i) original executed copies (or photocopies
                  thereof) of the Indenture, the Loan Agreement, the Letter of Credit, the Participating Bank Agreement, the Reimbursement Agreement, the Pledge Agreement, the Remarketing Agreement and all other documents executed in connection therewith or delivered at Closing;

                                (ii) opinions of Bond Counsel dated the Closing
                  Date with respect to the matters set forth in Exhibits A, B and C attached hereto;

                                (iii) an opinion of Issuer Counsel dated the
                  Closing Date with respect to the matters set forth in Exhibit D attached hereto;

                               (iv) an opinion or opinions of Borrower Counsel
                  dated the Closing Date with respect to the matters set forth in Exhibit E attached hereto;

                                (v) an opinion of Bank Counsel dated the Closing
                  Date with respect to the matters set forth in Exhibit F attached hereto;

                                (vi) a certificate of the Bank dated the Closing
                  Date in the form set forth in Exhibit G attached hereto; and

                                (vii) a certificate of the Borrower dated the
                  Closing Date with respect to the matters set forth in Exhibit H attached hereto; and

                                (viii) a certificate of the Issuer dated the
                  Closing Date with respect to the matters set forth in Exhibit I attached hereto.

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                           (d) At Closing there shall not have been any adverse
         change with respect to the Project or the financing thereof as contemplated by the Placement Memorandum and this Placement Agreement or in the business, property or financial condition of the Borrower, except as set forth in or contemplated by the Placement Memorandum, which, in the judgment of the Placement Agent, is material and makes it inadvisable to proceed with the placement and sale of the Bonds; and the Placement Agent shall have received certificates that no material adverse change has occurred or, if such a change has occurred, full information with respect thereto.

                           (e) The Placement Agent shall receive such documentation as it may reasonably request to evidence that the Borrower has received all necessary state and local licenses and approvals from applicable state and local governmental authorities required on the part of the Borrower to be obtained in connection with the execution and delivery of the Loan Agreement and this Placement Agreement and the Borrower's consummation of the transactions contemplated thereby and by the Placement Memorandum.

                           (f) The Placement Agent shall receive such additional documentation as it may reasonably request to evidence compliance with applicable law, the validity of the Resolutions, the Bonds, the Indenture, the Loan Agreement, the Letter of Credit, the Participating Bank Agreement, the Reimbursement Agreement, the Pledge Agreement, the Remarketing Agreement, this Placement Agreement and all other documents delivered by the Borrower in connection with the financing of the Project and to demonstrate the status of the offering of the Bonds under the Securities Act.

                           (g) The Bonds shall have been rated at least "Aa3" by Moody's Investors Service.

                  Section 9. Events Permitting Placement Agent to Terminate. The Placement Agent may terminate its obligation to arrange for the placement of the Bonds at any time before Closing if any of the following occur:

                           (a) Legislative, executive or regulatory action or a court decision which, in the judgment of the Placement Agent, casts sufficient doubt on the legality of obligations such as the Bonds, or the exclusion of interest on obligations such as the Bonds from gross income for federal income tax purposes, so as to impair materially the marketability thereof;

                           (b) Any action by the Securities and Exchange Commission or a court which would require any registration under the Securities Act, in connection with the issuance, placement or sale of the Bonds, or qualification of the Indenture under the Trust Indenture Act of 1939, as amended;

                           (c) Any general suspension of trading in securities on the New York Stock Exchange or the establishment by the New York Stock Exchange, by the Securities and Exchange Commission, by any federal or state agency or by the decision of any court, of any limitation on prices for such trading, or any outbreak of hostilities or occurrence of any other national or international calamity or crisis, the effect of which on the financial markets of the United States shall be such as to make it impracticable for the Placement Agent to proceed with the placement of the Bonds; or

                           (d) Any event or condition which, in the judgment of the Placement Agent, renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information contained in the Placement Memorandum, or which requires that information not reflected in the Placement Memorandum should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time.

If the Placement Agent terminates its obligations to place the Bonds because any of the conditions specified in Section 8 or 9 shall not have been fulfilled or shall have occurred at or before the Closing, such termination shall not result in any liability on the part of the Issuer or the Placement Agent.

                  Section 10. Notices and Other Actions. All notices, demands and formal actions hereunder shall be in writing mailed, telegraphed or delivered to:

                  The Issuer:

                           Montgomery County Industrial
                            Development Authority
                           #3 Stony Creek Office Center
                           Suite 320
                           151 West Marshall Street
                           Norristown, PA   19401
                           Attention:  Executive Director

                  The Borrower:

                           Neose Technologies, Inc.
                           102 Witmer Road
                           Horsham, PA   19044
                           Attention:  President

                  With a copy to:

                           Ballard Spahr Andrews & Ingersoll
                           1735 Market Street, 51st Floor
                           Philadelphia, PA  19103
                           Attention:  Lynn Axelroth, Esquire

                  The Placement Agent:

                           CoreStates Capital Markets, a division of
                            CoreStates Bank, N.A.
                           600 Penn Street, Second Floor
                           Reading, PA   19602
                           Attention:  Ms. Angel Helm
                              Senior Vice President

                  Section 11. Governing Law. This Placement Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  Section 12. Assignment; Successors and Assigns. The rights and obligations of the Borrower and the Issuer hereunder shall not be assignable without the prior written consent of the Placement Agent. This Placement Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns, and will not confer any rights upon any other persons except that the Purchasers shall be beneficiaries of the representations in Sections 4 and 5 hereof.

                  Section 13. Counterparts. This Placement Agreement may be executed in any number of counterparts, all of which taken together shall be one and the same instrument, and any parties hereto may execute this Placement Agreement by signing any such counterpart.

                  Section 14. Expenses. Whether or not the Bonds are sold by the Issuer, the Placement Agent shall be under no obligation to pay any fees or expenses incident to the performance of the obligations of the Issuer. All fees, expenses and costs to effect the authorization, preparation, issuance, delivery, placement and sale of the Bonds (including without limitation the Issuer's fees and legal and other expenses), the fees and disbursements of Bond Counsel, the placement fee and expenses (including legal, travel and newspaper "tombstone" advertisement expenses) of the Placement Agent and the expenses and costs for the preparation, printing, photocopying, execution and delivery of the Placement Memorandum, the Bonds, the Indenture, the Loan Agreement, the Letter of Credit, the Participating Bank Agreement, the Reimbursement Agreement, the Pledge Agreement, the Remarketing Agreement, this Placement Agreement and all other documents contemplated hereby and/or delivered at Closing, shall be paid by the Borrower or by the Trustee from moneys deposited in the Project Fund established under the Indenture pursuant to appropriate closing statements and/or requisitions signed and delivered by the Borrower.

                  IN WITNESS WHEREOF, the Issuer, the Borrower and the Placement Agent have caused their duly authorized representatives to execute and deliver this Placement Agreement as of the date first written above.


[SEAL]                                       MONTGOMERY COUNTY INDUSTRIAL
                                             DEVELOPMENT AUTHORITY


Attest: /s/ Gerald J. Birkelbach             By: /s/ Sherry L. Horowitz
        -------------------------------          -------------------------------
        (Assistant) Secretary                    Chairperson or Vice Chairman



[SEAL]                                       NEOSE TECHNOLOGIES, INC.


Attest: /s/ A. Brian Davis                   By: /s/ P. Sherrill Neff
        ---------------------------------        -------------------------------
        Secretary                                President


[SEAL]
                                             CORESTATES CAPITAL MARKETS, A
                                             DIVISION OF CORESTATES BANK, N.A.


                                            By: /s/ Wade Johnson
                                                --------------------------------
                                                Senior Vice President



This execution page is part of the Placement Agreement, dated March 20, 1997 among Montgomery County Industrial Development Authority, Neose Technologies, Inc. and CoreStates Capital Markets, a division of CoreStates Bank, N.A..

                            LIST OF EXHIBITS OMITTED

EXHIBIT A - Points to Be Covered in Opinion of Bond Counsel

EXHIBIT B - Points to be Covered in Supplemental Opinion of Bond Counsel

EXHIBIT C - Points to be Covered in Preference Opinion of Bond Counsel

EXHIBIT D - Points to be Covered in Opinion of Issuer Counsel

EXHIBIT E - Points to be Covered in Opinion of Borrower Counsel

EXHIBIT F - Points to be Covered in Opinion of Bank Counsel

EXHIBIT G - CERTIFICATE OF BANK

EXHIBIT H - Certificate of Borrower

EXHIBIT I -  Certificate of Issuer

The Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.